As filed with the Securities and Exchange Commission on September 11, 1998


                SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549


                             FORM 8-K


                     Current Report Pursuant
                  to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  August 24, 1998


                       MARKETSPAN CORPORATION
      (Exact Name of Registrant as Specified in Its Charter)


                             New York
          (State or Other Jurisdiction of Incorporation)


        1-14161                           11-3431358
(Commission File Number)        (IRS Employer Identification No.)

  175 East Old Country Road, Hicksville, New York          11801
  One MetroTech Center, Brooklyn, New York                 11201
(Address of Principal Executive Offices)                 (Zip Code)

                    (516) 755-6650 (Hicksville)
                     (718) 403-1000 (Brooklyn)
       (Registrant's Telephone Number, Including Area Code)


       175 East Old County Road, Hicksville, New York 11801
  (Former Name or Former Address, if Changed Since Last Report)


                             Page 1
                     Exhibit Index on Page 8


Item 4.   Changes in Registrant's Certifying Accountant.

   On September 10, 1998, the Board of Directors of MarketSpan Corporation (the "Company"), on recommendation of the Company's Audit Committee, named Arthur Andersen LLP as independent public accountants for the Company for its fiscal year ending December 31, 1998 (see Item 8 below). Arthur Andersen LLP were independent public accountants for KeySpan Energy Corporation ("KeySpan") and The Brooklyn Union Gas Company ("Brooklyn Union"), and Ernst & Young LLP were independent public accountants for the Long Island Lighting Company ("LILCO"), during such corporations' respective fiscal years prior to the consummation of the LILCO/KeySpan/Long Island Power Authority ("LIPA") transactions on May 28, 1998.

   During the past two years, there has been no report on the financial statements of KeySpan and Brooklyn Union by Arthur Andersen LLP or of LILCO by Ernst & Young LLP, which contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, and there have been no disagreements concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure required to be disclosed by this Item.

Item 5.   Other Events.

   On August 24, 1998 and September 10, 1998, the Company appointed the following officers:

               Name                           Position

          Robert B. Catell              Chairman & Chief Executive
                                        Officer

          Craig G. Matthews             Executive Vice President &
                                        Chief Financial Officer

          Fred M. Lowther               General Counsel

          Anthony J. DiBrita            Senior Vice President
                                        Gas Operations

          Robert J. Fani                Senior Vice President
                                        Gas Marketing & Sales

          William K. Feraudo            Senior Vice President
                                        KeySpan Energy Marketing Group

          Anthony Nozzolillo            Senior Vice President
                                        Financial Services

          Wallace P. Parker Jr.         Senior Vice President
                                        Human Resources

          David L. Phillips             Senior Vice President
                                        Strategic Planning &
                                        Corporate Development

          Lenore F. Puleo               Senior Vice President
                                        Customer Relations

          Maurice K. Shaw               Senior Vice President
                                        Corporate Affairs

          Steven L. Zelkowitz           Senior Vice President &
                                        Deputy General Counsel

          G. Bruce Cocks                Vice President
                                        Operating Services

          Charles A. Daverio            Vice President
                                        Energy Supply

          Lawrence Dryer                Vice President
                                        Internal Audit

          Jane A. Fernandez             Vice President
                                        Customer Relations

          John F. Haran                 Vice President
                                        Gas West Operations

          Ronald S. Jendras             Vice President
                                        Controller & Chief Accounting Officer

          George B. Jongeling           Vice President
                                        Gas East Operations

          Anne C. Jordan                Vice President
                                        Financial Planning

          Howard A. Kosel               Vice President
                                        Generation Operations

          Brian R. McCaffrey            Vice President
                                        Corporate Philanthropy

          Arden D. Melick               Vice President
                                        Public Affairs

          Justin C. Orlando             Vice President
                                        Compensation & Benefits

          Werner J. Schweiger           Vice President
                                        T&D Management

          Richard M. Siegel             Vice President
                                        Technology Operations

          Michael J. Taunton            Vice President
                                        Investor Relations

          Colin P. Watson               Vice President
                                        Strategic Marketing & Planning

          Elaine Weinstein              Vice President
                                        Staffing & Development

          Robert R. Wieczorek           Vice President, Secretary &
                                        Treasurer

          Edward J. Youngling           Vice President
                                        Engineering

   Former LILCO executives on the foregoing list who had received severance payments from LILCO have returned, or agreed to return, their LILCO severance payments.

   Attached hereto as Exhibit 99.1 is the Company's press release relating to the August 24, 1998 appointments, which is incorporated herein by reference.

   On September 10, 1998, the Board of Directors of the Company (i) authorized an amendment to the Company's Certificate of Incorporation and amended the Company's By-Laws to provide that the Company would have principal offices in each of Nassau County and Kings County, New York; (ii) confirmed existing By-Law provisions to the effect that Annual Meetings of Shareholders will be held at such time and date as designated by the Board of Directors, and that the Company's fiscal year will begin on the first day of January and end on the 31st day of December in each year (see Item 8 below); (iii) determined that the 1999 Annual Meeting of Shareholders will be held on or about May 13, 1999; (iv) determined that the date by which shareholder proposals for inclusion in the Company's 1999 Annual Meeting SEC proxy materials must be received will be December 3, 1998; and (v) determined that the dates within which, pursuant to the By-Laws, shareholders must give advance notice to the Company of their intention to submit nominations for election as Directors or to make other proposals for action at the 1999 Annual Meeting of Shareholders will be from February 12, 1999 to March 12, 1999.

   On September 10, 1998, the Company announced that its Board of Directors had authorized filings to permit the Company to conduct its business under the name KeySpan Energy. The Company intends to propose a formal name change for shareholder approval at the 1999 Annual Meeting of Shareholders. Attached hereto as Exhibit 99.2 is the Company's press release with respect to the foregoing announcement, which is incorporated herein by reference.

   On August 13, 1998, the Board of Directors of the Company authorized certain committees of the Board of Directors and designated the following members of such committees:

     Executive Committee
     -------------------
     Robert B. Catell, Chairman
     Alan H. Fishman
     Stephen W. McKessy
     Edward D. Miller
     Frederic V. Salerno
     Vincent Tese

     Audit Committee
     ---------------
     Alan H. Fishman, Chairman
     George Bugliarello
     Howard R. Curd
     Richard N. Daniel
     Stephen W. McKessy
     James Q. Riordan

     Compensation and Nominating Committee
     -------------------------------------
     Edward D. Miller, Chairman
     Donald H. Elliott
     James R. Jones
     Basil A. Paterson
     Frederic V. Salerno
     Vincent Tese

     Corporate Responsibility Committee
     ----------------------------------
     Basil A. Paterson, Chairman
     George Bugliarello
     Howard R. Curd
     Richard N. Daniel
     Donald H. Elliott
     James R. Jones

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)-(b)   Not applicable.

          (c)  See "Index to Exhibits" on Page 8.


Item 8.   Change in Fiscal Year.

On September 10, 1998, the Board of Directors determined that the
Company's fiscal year would begin on the first day of January and end on the 31st day of December in each year. The Company's first fiscal year will cover LILCO as the predecessor entity from January 1, 1998 to December 31, 1998 and KeySpan for the period from May 29, 1998, the date subsequent to the consummation of the LILCO/KeySpan/LIPA transactions, to December 31, 1998.
The Company's report covering the transition period will be filed on Form 10-K for the fiscal year ending December 31, 1998.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         MARKETSPAN CORPORATION



     Dated:  September 11, 1998       By:    /s/ Craig G. Matthews
                                         Name:   Craig G. Matthews
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer

                             INDEX TO EXHIBITS



    Exhibit No.                          Exhibit

      3.1                 By-Laws of MarketSpan Corporation, as amended

     99.1                 Press Release, dated August 24, 1998

     99.2                 Press Release, dated September 10, 1998



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